Met Investors Series Trust Van Kampen Mid Cap Portfolio
Securities Purchases during an Underwriting involving
Morgan stanley. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/08 through 6/30/08


Portfolio:			Van Kampen Mid Cap Portfolio


Security:			Intrepid Potash, Inc. CUSIP 46121Y102


Date Purchased:			04/21/08


Price Per Share:		32.00 USD


Shares Purchased
by the Portfolio *:		2,900


Total Principal Purchased
by the Portfolio *:		92,800 USD


% of Offering Purchased
by the Portfolio:		0.010%


Broker:				Goldman Sachs


Member:				Morgan Stanley


Met Investors Series Trust Goldman Sachs Mid Cap Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs and Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/08 through 6/30/08


Portfolio:			Goldman Sachs Mid Cap Portfolio


Security:			Intrepid Potash, Inc. CUSIP 46121Y102


Date Purchased:			04/21/08


Price Per Share:		32.00 USD


Shares Purchased
by the Portfolio *:		2,210


Total Principal Purchased
by the Portfolio *:		70,720 USD


% of Offering Purchased
by the Portfolio:		0.0074%


Broker:				Merrill Lynch Capital Services, Inc.


Member:				Goldman Sachs and Co.


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/08 through 6/30/08


Portfolio:			BlackRock High Yield Portfolio


Security:			IPALCO Enterprises, Inc. Cusip 462613AE0


Date Purchased:			04/02/08


Price Per Share:		98.526 USD


Shares Purchased
by the Portfolio *:		545,000


Total Principal Purchased
by the Portfolio *:		536,967 USD


% of Offering Purchased
by the Portfolio:		0.134%


Broker:				Lehman Brothers, Inc.


Member:				Merrill Lynch & Co.


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/08 through 6/30/08


Portfolio:			BlackRock High Yield Portfolio


Security:			Petrohawk Energy Corp. Cusip 716495AC0


Date Purchased:			05/09/08


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		1,700,000


Total Principal Purchased
by the Portfolio *:		1,700,000 USD


% of Offering Purchased
by the Portfolio:		0.340%


Broker:				Lehman Brothers, Inc.


Member:				Merrill Lynch & Co.


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
Merrill Lynch. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 01/01/08 through 6/30/08


Portfolio:			BlackRock High Yield Portfolio


Security:			American International Group, Inc. Cusip 026874115


Date Purchased:			05/12/08


Price Per Share:		75.00 USD


Shares Purchased
by the Portfolio *:		20,000


Total Principal Purchased
by the Portfolio *:		1,500,000 USD


% of Offering Purchased
by the Portfolio:		0.028%


Broker:				JP Morgan Securities, Inc.


Member:				Merrill Lynch & Co.